TAX-EXEMPT FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

TAX-EXEMPT FIXED INCOME FUNDS

SUPPLEMENT DATED DECEMBER 10, 2008 TO PROSPECTUS DATED JULY 31, 2008

The following is added as the penultimate sentence to “Risk That Applies Primarily to the California Intermediate Tax-Exempt and California Tax-Exempt Funds” section on page 12 of the Prospectus:

On December 1, 2008, California Governor Arnold Schwarzenegger declared a fiscal emergency and called state legislators into a special session to address an $11.2 billion revenue shortfall for the 2008-09 fiscal year. Governor Schwarzenegger projected that by late February or early March, in the absence of legislative action, California would be unable to meet all of its expenses, outside of debt service. The failure of the California legislature to address this shortfall could adversely affect California municipal instruments.

Please retain this Supplement with your prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	NFSPTFITF 12/08

NORTHERN FUNDS PROSPECTUS